UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27488 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Stock Incentive Plan

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”), held on May 18, 2010 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2010 Stock Incentive Plan (the “2010 Plan”).  The 2010 Plan was adopted by the Board of Directors of the Company in March 2010, subject to stockholder approval, and became effective on May 18, 2010. The 2010 Plan replaces the Company’s 1991 Stock Plan and 1993 Directors’ Stock Option Plan. The 2010 Plan provides for the direct award or sale of shares of common stock (including restricted shares), the award of restricted stock units and stock appreciation rights, the award of performance shares and the grant of incentive stock options and nonstatutory stock options to purchase common stock. All employees, including officers, of the Company, non-employee directors and consultants are eligible to participate in the 2010 Plan.  The total number of shares of common stock reserved for issuance under the 2010 Plan as of its approval was 6,053,475 shares, which includes 653,475 shares of common stock previously approved by our stockholders and remaining available for issuance, and not subject to outstanding awards, under the 1991 Stock Plan and the 1993 Directors’ Stock Option Plan as of May 18, 2010. Shares that are subject to awards that expire, terminate or are cancelled under either the 1991 Stock Plan or the 1993 Directors’ Stock Option Plan will not be made available for future awards. A copy of the 2010 Plan and related forms of agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

1997 Employee Stock Purchase Plan Amendment

At the Annual Meeting, the stockholders of the Company also approved an increase in the number of shares of common stock authorized for issuance under the Company’s 1997 Employee Stock Purchase Plan by 2,000,000 shares, increasing the aggregate number of shares of the common stock authorized for issuance under the 1997 Employee Stock Purchase Plan from 5,350,000 shares to 7,350,000 shares. A copy of the 1997 Employee Stock Purchase Plan of Incyte Corporation, as amended, is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.             The following Directors were elected:

	For	Withheld

Richard U. De Schutter	89,329,174	3,594,633

Barry M. Ariko	92,454,233	469,574

Julian C. Baker	91,488,213	1,435,594

Paul A. Brooke	92,024,363	899,444

Paul A. Friedman	92,745,645	178,162

John F. Niblack	65,943,495	26,980,312

Roy A. Whitfield	59,148,141	33,775,666

2.             The Company’s 2010 Stock Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
87,815,892	4,514,303	593,612	12,617,985

3.             The amendment of the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
91,146,530	1,729,711	47,566	12,617,985

4.             The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year was approved.

For	Against	Abstain
104,748,888	490,030	302,874

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Incyte Corporation 2010 Stock Incentive Plan.

	10.2	Form of Incentive Stock Option Agreement under the 2010 Stock Incentive Plan.

	10.3	Form of Nonstatutory Stock Option Agreement under the 2010 Stock Incentive Plan.

	10.4	Form of Nonstatutory Stock Option Agreement for Outside Directors under the 2010 Stock Incentive Plan.

	10.5	1997 Employee Stock Purchase Plan of Incyte Corporation, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2010

INCYTE CORPORATION

	By:	/s/ David C. Hastings
David C. Hastings
Executive Vice President and
Chief Financial Officer